QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.25

        FIRST AMENDMENT, dated as of December 28, 2007 (this "Amendment"), to the Senior Credit Agreement, dated as of October 11, 2007 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WEBSENSE, INC., a Delaware corporation (the "Company"), the lenders from time to time parties thereto (the "Lenders"), MORGAN STANLEY SENIOR FUNDING, INC., as senior administrative agent (in such capacity, the "Administrative Agent"), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the "Syndication Agent"), KEY BANK NATIONAL ASSOCIATION, JP MORGAN CHASE BANK, N.A. and CITIBANK, N.A., as co-documentation agents (in such capacity, the "Co-Documentation Agents") and MORGAN STANLEY & CO. INCORPORATED, as senior collateral agent (in such capacity, and together with its successors in such capacity, the "Collateral Agent").

        WHEREAS, the Company, the Lenders, the Administrative Agent, the Syndication Agent, the Co-Document Agents and the Collateral Agent are parties to the Credit Agreement and have agreed to amend the Credit Agreement in the manner and subject to certain limitations and conditions as provided for herein.

        NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

        1.     Defined Terms.    Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein as defined terms are so used as so defined.

        2.     Amendments to the Credit Agreement.

          (a)   Section 2.3 of the Credit Agreement is hereby amended by deleting the phrase "aggregate principal amount of the then outstanding Term Loans" set forth therein and replacing it with the phrase "aggregate initial principal amount of the Term Loans".

          (b)   Section 4.2(c) of the Credit Agreement is hereby amended by deleting the date "December 31, 2007" set forth therein and replacing it with the date "December 31, 2008".

        3.     Consent.    The Borrower has notified the Administrative Agent that it intends to make a voluntarily prepayment of the Term Loans in an amount equal to $20,000,000 on or before December 31, 2007 (the "2007 Prepayment"). Each of the Lenders hereby agrees that, notwithstanding anything to the contrary set forth in Section 4.8 of the Credit Agreement, the 2007 Prepayment shall be applied to reduce the remaining installments of the Term Loan in direct order of maturity.

        4.     Representations and Warranties.    On and as of the date hereof, the Company hereby represents and warrants that as of the date hereof, (i) after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the Loan Documents, (ii) the Company has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iii) this Amendment is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

        5.     Conditions to Effectiveness.    Sections 2 and 3 of this Amendment shall become effective upon satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, each of the Required Lenders (in the case of Sections 2 and 3) and each of the Term Lenders (in the case of Sections 2(b) and 3) and (b) all of the representations and warranties made in this Amendment shall be true and correct.

        6.     Continuing Effect; No Other Amendment or Consents.    Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and each of the Loan Documents are and shall remain in full force and effect. The amendments provided for herein are limited to the specific sections of the Credit Agreement and each of the Loan Documents specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or any of the Loan Documents or the same section for any other date or time period. The

Company acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

        7.     Counterparts.    This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

        8.     GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

WEBSENSE, INC.
By:
Name: Title:
MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and as a Lender
By:
Name: Title:
MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent
By:
Name: Title:
BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:
Name: Title:
KEY BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender
By:
Name: Title:

J.P. MORGAN CHASE BANK, N.A., as Co-Documentation Agent and as a Lender
By:
Name: Title:
CITIBANK, N.A., as Co-Documentation Agent and as a Lender
By:
Name: Title:

LENDERS
as a Lender
By:
Name: Title:

QuickLinks

  Exhibit 10.25